ROSS MILLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: secrefaryofsfate.blz	Exhibit 3.1 Articles of Incorporation and Articles of Amendment

	Filed in the office of	Document Number
20080008981-06
Filing Date and Time
Articles of Incorporation	Ross Miller	01/08/2008 10:27 AM
(PURSUANT TO NRS 78)	Secretary of State	Entity Number
	State of Nevada	EOO05482008-3

USE BLACK INK ONLY· DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY
1.	Name of	ASGAARD MEDIA
Corporation:
	2. Resident Agent	Wm. Alan Pezzuto
	Name and Street	Name
	Address:	4754 East Flamingo Road Apt. 347					Nevada 89121
	(Must be Nevada Address				Las Vegas
	Where process may be served	(MANDATORY) Physical Street Address			City			Zip Code

		(OPTIONAL) Mailing Address			City		State	Zip Code
3. Shares
	Number of Shares	Number of shares		Par value	Number of shares
	Corporation is Authorized	with par value:	10000000	per share:	$ .001	without par value:
To Issue
		1.	Wm. Alan Pezzuto
4. Name & Address
	of the Board of	Name
	Directors/Trustees:	4754 East Flamingo Road Apt. 347			Las Vegas		NY	89121

	Each Director/Trustee	Street Address			City		State	Zip Code
Must be a natural Person
	At least 18 years of age	2.
	Attach additional page	Name
If more than 3 directors/trustees

		Street Address			City		State	Zip Code

3.
Name

		Street Address			City		Stat ••	Zip Code

The purpose of this Corporation shall be:
	5. Purpose	Any and all legal activities with regard to any aspect of communication and/or information gathering and dissemination

	6. Name Address				X / S/ Wm. Alan Pezzuto
	and Signature of	Wm. Alan Pezzuto
	Incorporator:	Name			Signature

		4754 East Flamingo Road Apt. 347			Las Vegas		NV	89121
		Address			City		State	Zip Code
7. Certificate of Acceptance of Appointment of Registered Agent
I hereby accept appointment as Resident Agent for the above named corporation named corporation.

X /S/ Wm. Alan Pezzuto

		Authorized Signature or R.A. or on Behalf of R.A. Company			Date		1/5/2008

This form must be accompanied by appropriate fees.

Wm. Alan Pezzuto
4754 East Flamingo Road

	Filed in the office of	Document Number
ROSSMILLER Secretary of State		20080100034-08
204 North Carson Street Ste 1		Filing Date and Time
Carson City. Nevada 811701- 42U (775) 684- 5708	Ross Miller	0211112008 6:59 AM
Website: secretaryofstate.biz	Secretary of State	Entity Number
	State of Nevada	EOO05482008-3

Certificate of Amendment
(PURSUANT TO NRS 78.380)

USE BLACK INK ONLY – DO NOT HIGHLIGHT                                   ABOVE SPACE IS FOR OFFICE USE ONLY
Certificate of Amendment to Articles of Incorporation
For Nevada profit Corporations
(Pursuant to NRS 78.380 • Before Issuance of Stock)

1. Name of corporation:
ASGAARD MEDIA

2. The articles have been amended as follows (provide article numbers. if available):
Article 3: The number of shares with par value shall be 200,000,000 with a par value of 0.001

3. The undersigned declare that they constitute at least two-thirds of the incorporators Q   or of the board of directors   £   (check one box only)

4. Effective date of filing (optional):                                                                        1/8/08

5. The undersigned affirmatively declare that to the date of this certificate. no stock of the corporation has been issued.

Must be no later than 90 days after certificate is filed